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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 4, 2001

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                              ECHO BAY MINES LTD.

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            (Exact name of registrant as specified in its charter)

      Incorporated under the
          laws of Canada                  1-8542                  None
 (State or other jurisdiction of     (Commission File        (IRS Employer
          incorporation)                  Number)          Identification No.)


           Suite 1210, 10180-101 Street, Edmonton, Alberta T5J 3S4
              (Address of principal executive offices) (Zip Code)

                                (780) 496-9002
             (Registrant's telephone number, including area code)


        Suite 540, S. Fiddler's Green Circle, Englewood, CO 80111-4957
         (Former name or former address, if changed since last report)


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Item 5.   Other Events.
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     On December 4, 2001, Echo Bay Mines Ltd. (the "Company") and Bankers
Trust Company, as trustee (the "Trustee"), entered into a Third Supplemental Indenture, supplementing the terms of the Indenture dated as of March 27, 1997, between the Company and the Trustee relating to the Company's 11% Junior Subordinated Debentures due 2027.


Item 7.   Exhibits.
          ---------

Exhibit No.                              Exhibit
-----------                              -------

    4.1 Third Supplemental Indenture dated as of December 4, 2001, between Echo Bay Mines Ltd. and Bankers Trust Company
`

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on December 4, 2001.


                                        ECHO BAY MINES LTD.


                                          By: /s/ Tom S. Q. Yip
                                              -----------------------------
                                              Name:  Tom S. Q. Yip
                                              Title: Vice President and
                                                     Chief Financial Officer


Date: December 4, 2001


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                               INDEX TO EXHIBITS


Exhibit No.                            Exhibit
-----------                            -------

    4.1 Third Supplemental Indenture dated as of December 4, 2001, between Echo Bay Mines Ltd. and Bankers Trust Company